Exhibit 99.1

Fleet Status Report

15 May 2014

ENSCO 140 Series

Ensco Orders Two ENSCO 140 Series Jackups

In order to meet customer demand for the company's differentiated rig technology and contract drilling services, Ensco has ordered two high-specification jackups, ENSCO 140 and ENSCO 141. Consistent with Ensco's standardization strategy, both rigs were designed to include Ensco's patented Canti-Leverage Advantage[SM] technology as well as equipment packages that are similar to many other premium jackups in the company's fleet. The rigs are scheduled for delivery in mid-2016.

Ensco plc Fleet Status Report 15 May 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
North & South America (excluding Brazil)
ENSCO DS-3	Drillship, DP3 Samsung	10000/12000	BP	Low 500s	U.S. Gulf of Mexico	Jun. 16	-----. Plus cost adjustments
ENSCO DS-4	Drillship, DP3 Samsung	10000/12000	BP	Mid 560s	U.S. Gulf of Mexico	Jul. 16	Plus cost adjustments
ENSCO DS-5	Drillship, DP3 Samsung	10000/12000	Petrobras/Repsol	High 430s	U.S. Gulf of Mexico	Jul. 16	-----. Assigned to Repsol for 1 well. Eligible for bonus opportunity up to 17%, plus cost adjustments
ENSCO 8500	Semisubmersible DP	8500/10000	Anadarko/Eni	High 310s	U.S. Gulf of Mexico	Sep. 15	Planned inspection for ----- approx. 35 days in 2Q14. Plus cost adjustments and two 1-year same-rate options
ENSCO 8501	Semisubmersible DP	8500/10000	Noble Energy	Mid 530s	U.S. Gulf of Mexico	Aug. 14	Planned inspection for approx. 14 days in 3Q14. Plus cost adjustments
ENSCO 8502	Semisubmersible DP	8500/10000	Stone	Low 530s	U.S. Gulf of Mexico	Nov. 14	Next to Talos in direct continuation for 3 wells (est. Jun. 14 to Nov. 14), low 530s. Plus one 1-well unpriced option
ENSCO 8503	Semisubmersible DP	8500/10000	Marathon	Mid 490s	U.S. Gulf of Mexico	Jun. 14	Zero rate for ----- approx. 8 days in 2Q14
ENSCO 8505	Semisubmersible DP	8500/10000	Anadarko/Apache/ Noble Energy	Mid 490s	U.S. Gulf of Mexico	2Q15	Plus cost adjustments. Estimate current customers' drilling programs end in 4Q14. Next to Deep Gulf Energy for 1 well (est. 4Q14 to 2Q15), mid 370s
ENSCO 8506	Semisubmersible DP	8500/10000	Anadarko	High 540s	U.S. Gulf of Mexico	Jul. 15	Plus cost adjustments

Ensco plc Fleet Status Report 15 May 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
Brazil
ENSCO 7500	Semisubmersible DP	8000	Petrobras		Brazil	Aug. 14	Based upon mutual agreement with the customer, zero rate beginning in Jan. 14 for the remainder of the contract term. We are exploring other opportunities with the customer
ENSCO 6001	Semisubmersible - DP Megathyst	5700	Petrobras	Mid 370s	Brazil	Jun. 18	Mid 250s day rate during planned shipyard upgrade for approx. 65 days in 3Q14. Plus approx. $16,000 per day amortized Oct. 14 to Jun. 18 for capital upgrades. Plus cost adjustments
ENSCO 6002	Semisubmersible - DP Megathyst	5700	Petrobras	Mid 370s	Brazil	Ju1. 18
Zero rate for approx. 15 days in 2Q14. Low 170s day rate during planned shipyard upgrade for approx. 65 days in 4Q14. Plus approx. $21,000 per day amortized Dec. 14 to Jul. 18 for capital upgrades. Plus cost adjustments

ENSCO 6003	Semisubmersible - DP Megathyst	5700	Petrobras	Low 320s	Brazil	Jan. 17	-----. Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6004	Semisubmersible - DP Megathyst	5700	Petrobras	Low 320s	Brazil	Oct. 16	-----. Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6000	Semisubmersible - DP Amethyst	3400/4000	Preparing to Mobilize		Brazil		Next mobilize to shipyard in Spain

Ensco plc Fleet Status Report 15 May 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
Europe & Mediterranean
ENSCO 5004	Semisubmersible - Conv F & G Enhanced Pacesetter	1500	Shipyard/ Contract Preparations		Malta	Dec. 16
Next to Mellitah from Jul. 14 to Dec. 16, initial rate low 300s at commencement. Plus periodic rate increases resulting in mid 310s average rate over contract. Plus approx. $17,000 per day for mobilization amortized over primary contract term

Africa
ENSCO DS-1	Drillship - DP Gusto 10,000	6000/10000	TOTAL	High 350s	Angola	Jan. 16	-----. Plus cost adjustments and unpriced options. Eligible for bonus opportunity up to 5%
ENSCO DS-2	Drillship - DP Gusto 10,000	6000/10000	TOTAL	High 430s	Angola	2Q15	Next mobilize to shipyard in Nov. 14 for survey and capital upgrades to 2Q15
ENSCO DS-6	Drillship, DP3 Samsung	10000/12000	BP	High 540s	Angola	Feb. 18
Plus approx. $102,000 per day amortized Feb.13 to Feb. 18 for special day rate ahead of mobilization, upgrade costs and reimbursable mobilization expenses. Plus cost adjustments and two 1-year options at mutually agreed rates

ENSCO DS-7	Drillship, DP3 Samsung	10000/12000	TOTAL	Mid 630s	Angola	Nov. 16	Plus periodic rate increases resulting in high 640s average rate over three-year contract. Plus approx. $28,000 per day amortized Nov. 13 to Nov. 16 for mobilization
ENSCO 5001	Semisubmersible - Conv Sonat	5000/6500	PetroSA	High 280s	South Africa	Feb. 15	-----. Planned inspection for approx. 30 days in 3Q14. Plus approx. $7,500 per day for reimbursable mobilization expenses amortized Jan. 13 to Feb. 15. Plus two 1-well options, low 320s
ENSCO 5000	Semisubmersible - Conv Neptune Pentagon	2300/2650	Warm Stacked		South Africa

Ensco plc Fleet Status Report 15 May 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
Asia & Pacific Rim
ENSCO 8504	Semisubmersible DP	8500/10000	Shell	Low 560s	Malaysia	May 15	-----. Plus cost adjustments and two 6-month same-rate options. Plus approx. $8,000 per day for mobilization amortized Jul.13 to May 15
ENSCO 5006	Semisubmersible - Conv Bingo 8,000	6200/7500	Inpex/ Shipyard		Singapore	Mar. 18
Shipyard upgrades under contract for 40 month drilling program in Australia with estimated commencement 4Q14, initially low 460s. Plus periodic rate increases resulting in mid 490s average rate over drilling program. Plus estimate of approx. $210,000 per day amortized over the duration of the drilling program for capital upgrades and day rates during shipyard stay and mobilizations

ENSCO 5005	Semisubmersible - Conv F & G Enhanced Pacesetter	1500	Shipyard/ Contracted		Singapore	Jun. 15	Inspection and shipyard upgrades. Then to PTTEP in Myanmar for 10 wells (est. Jul. 14 to Jun. 15), low 230s. Plus two 1-well options
ENSCO 5002	Semisubmersible - Conv Aker H-3	1000	Warm Stacked		Singapore

Under Construction
ENSCO DS-8	Drillship, DP3 Samsung GF12000	10000/12000	Under construction		South Korea	Early 1Q15
ENSCO DS-9	Drillship, DP3 Samsung GF12000	10000/12000	Under construction/ Contracted		South Korea	3Q18
Contracted to ConocoPhillips in U.S. Gulf of Mexico from 3Q15 to 3Q18, low 550s. Plus mob fee of approx. $32 million to be amortized over primary contract term. Plus cost adjustments and two 1-year unpriced options

ENSCO DS-10	Drillship, DP3 Samsung GF12000	10000/12000	Under construction		South Korea	3Q15

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 15 May 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(1)	Comments
Jackups
North & South America (excluding Brazil)
U.S. Gulf of Mexico
ENSCO 68	MLT 84-CE	400	Chevron	Mid 140s	Gulf of Mexico	Jan. 15	Planned inspection for approx. 15 days in 3Q14. Day rate does not include certain extra reimbursable costs
ENSCO 75	MLT Super 116-C	400	Talos	Mid 150s	Gulf of Mexico	Jun. 14	-----. Plus cost adjustments
ENSCO 81	MLT 116-C	350	Chevron	Mid 140s	Gulf of Mexico	Jan. 15	Planned inspection for approx. 14 days in 3Q14
ENSCO 82	MLT 116-C	300	Energy XXI	Low 140s	Gulf of Mexico	Sep. 14	-----. Plus cost adjustments
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	Mid 120s	Gulf of Mexico	Jul. 14	-----
ENSCO 87	MLT 116-C	350	Fieldwood	High 140s	Gulf of Mexico	Jan. 15	Planned inspection for approx. 10 days in 2Q14
ENSCO 90	MLT 82 SD-C	250	Talos	High 120s	Gulf of Mexico	Jun. 14
ENSCO 99	MLT 82 SD-C	250	Energy XXI	Mid 120s	Gulf of Mexico	Jul. 14	Planned maintenance for approx. 14 days in 3Q14

Mexico
ENSCO 83	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Oct. 16	Zero rate for approx. 11 days in 2Q14
ENSCO 89	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Nov. 15	-----
ENSCO 93	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Jun. 15
ENSCO 98	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Aug. 15	Planned inspection for approx. 10 days in 3Q14

Ensco plc Fleet Status Report 15 May 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(1)	Comments
Jackups
Europe
ENSCO 70	Hitachi K1032N	250	-----RWE Dea	Mid 140s	UK	Dec. 16
Shipyard upgrade and inspection for ----- approx. 38 days in 2Q14. -----. Rate increases Jun. 14 to low 170s, then mid 140s mid Sep. 14 to mid Nov. 14. Planned shipyard upgrade for approx. 30 days in 4Q14. Then to Maersk in Denmark to Dec. 16, low 160s. Plus approx. $18,000 per day for capital upgrades amortized Dec. 14 to Dec. 16. Plus cost adjustments and three 1-year unpriced options

ENSCO 71	Hitachi K1032N	225	Maersk	Low 170s	Denmark	May 15	-----. Plus one 1-year priced option and one 1-year option at mutually agreed rate
ENSCO 72	Hitachi K1025N	225	Maersk	Low 140s	Denmark	Sep. 14	Planned inspection for approx. 20 days in 2Q14. Plus two 1-year options at escalating day rates and one 1-year option at mutually agreed rate
ENSCO 80	MLT 116-CE	225	-----GDF	Low 140s	-----Netherlands	Apr. 17	Inspection for ----- approx. 20 days in 2Q14. -----. Plus cost adjustments and unpriced option
ENSCO 92	MLT 116-C	225	-----Shipyard	-----	-----UK	Aug. 15	Planned inspection for approx. 38 days in 2Q14. Then to ConocoPhillips in UK Jun. 14 to Aug. 15, low 160s. Both with cost adjustments
ENSCO 100	MLT 150-88-C	350	Ithaca	Mid 160s	UK	3Q18	Plus cost adjustments and two 1-well options. Then to Premier in UK in direct continuation 3Q15 to 3Q18, mid 180s
ENSCO 101	KFELS MOD V-A	400	BP	High 210s	UK	Dec. 15	Plus cost adjustments and two 6-month unpriced options
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Low 210s	UK	Jun. 16	Planned maintenance for approx. 10 days in 2Q14. Rate firm for 8 wells (est. through Apr. 15) thereafter at mutually agreed rate. Plus cost adjustments and unpriced options
ENSCO 120	ENSCO 120 Series	400	Nexen	Mid 230s	UK	Nov. 15	-----. Plus approx. $13,000 per day for mobilization amortized Mar. 14 to Nov. 15. Plus cost adjustments and eleven 1-well options
ENSCO 121	ENSCO 120 Series	400	Acceptance Testing		Netherlands	May 16	Contracted to Wintershall from late May 14 to late May 16, low 230s. Plus mob fee of approx. $8 million to be amortized over primary contract term. Plus one 1-year unpriced option

Ensco plc Fleet Status Report 15 May 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(1)	Comments
Jackups
Middle East
ENSCO 53	F&G L-780 Mod II-C	300	NDC	Low 100s	UAE	Feb. 16	Plus two 1-year unpriced options
ENSCO 54	F&G L-780 Mod II-C	300	-----Shipyard	-----	-----UAE	Sep. 17
In shipyard for capital upgrades. Then to Saudi Aramco Sep. 14 to Sep. 17, mid 110s. Plus approx. $39,000 per day for upgrade costs and mobilization amortized Sep. 14 to Sep. 17. Plus one 1-year priced option

ENSCO 58	F&G L-780 Mod II	250	Saudi Aramco	Mid 60s	Saudi Arabia	Jan. 15
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100s	Saudi Arabia	Jul. 14	Planned inspection for approx. 21 days in 2Q/3Q14. Plus one 1-year option, high 150s
ENSCO 84	MLT 82 SD-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Mar. 16	-----. Rate increases Mar. 15 to mid 70s
ENSCO 88	MLT 82 SD-C	250	Saudi Aramco	Low 100s	Saudi Arabia	Nov. 16	Plus one 1-year priced option
ENSCO 91	Hitachi Zosen Drill Hope C-150	270	Saudi Aramco	High 60s	Saudi Arabia	Aug. 14	Planned inspection for approx. 21 days in 4Q14. Plus one 1-year option, mid 90s
ENSCO 94	Hitachi 250-C	250	Saudi Aramco	Low 100s	Saudi Arabia	Jun. 16	Planned inspection for approx. 14 days in 3Q14. Plus one 1-year priced option
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Feb. 16	Shipyard upgrade for ----- approx. 45 days in 2Q14. -----. Rate increases Feb. 15 to mid 70s
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Feb. 16	Shipyard upgrade for ----- approx. 55 days in 2Q14. -----. Rate increases Feb. 15 to mid 70s

Ensco plc Fleet Status Report 15 May 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(1)	Comments
Jackups
Asia & Pacific Rim
ENSCO 52	F&G L-780 Mod II-C	300	Murphy	Mid 80s	Malaysia	Sep. 14	Plus cost adjustments and one 1-year unpriced option
ENSCO 56	F&G L-780 Mod II-C	300	Pertamina	Mid 110s	Indonesia	Jul. 15	Plus approx. $3,000 per day for mobilization amortized Jul. 13 to Jul. 15. Plus one 8-month unpriced option
ENSCO 67	MLT 84-CE	400	Pertamina	Mid 130s	Indonesia	Mar. 16	Plus one 8-month unpriced option
ENSCO 104	KFELS MOD V-B	400	Santos	Low 170s	Vietnam	May 14
ENSCO 105	KFELS MOD V-B	400	Shell	Low 160s	Malaysia	Dec. 14	Plus approx. $3,000 per day for mobilization amortized Nov. 13 to Nov. 14. Plus cost adjustments and one 6-month priced option and one 1-year priced option
ENSCO 106	KFELS MOD V-B	400	-----SapuraKencana	High 150s	Malaysia	Nov. 14	Plus cost adjustments. Plus two 6-month unpriced options. Next planned inspection and upgrade for approx. 50 days in 4Q14
ENSCO 107	KFELS MOD V-B	400	OMV	Mid 230s	New Zealand	Feb. 15	-----. Plus approx. $59,000 per day for contract preparations and mobilization to be amortized Mar. 14 to Feb. 15. Plus cost adjustments and one 90-day unpriced option
ENSCO 108	KFELS MOD V-B	400	PTTEP	High 150s	Thailand	Apr. 17	Planned inspection and upgrades for approx. 10 days in 2Q14. Plus cost adjustments
ENSCO 109	KFELS MOD V-Super B	350	-----Hoang Long	Low 170s	Vietnam	Sep. 14	-----. Plus one 90-day priced option

Ensco plc Fleet Status Report 15 May 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(1)	Comments
Jackups
Under Construction
ENSCO 140	ENSCO 140 Series	340/400	Under construction		UAE	Mid 2016
ENSCO 141	ENSCO 140 Series	340/400	Under construction		UAE	Mid 2016
ENSCO 122	ENSCO 120 Series	400	Under construction/Contracted		Singapore	4Q16
Contracted to NAM in Dutch and UK sector from 4Q14 to 4Q16, low 230s. Plus mob fee of approx. $10 million to be amortized over primary contract term. Plus cost adjustments and two 1-year unpriced options

ENSCO 123	ENSCO 120 Series	400	Under construction		Singapore	2Q16
ENSCO 110	KFELS MOD V-B	400	Under construction		Singapore	1Q15

(1) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 15 May 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(1)	Comments
Other
Deepwater Drilling Management
Thunder Horse	Deepwater Semisubmersible	6000	BP	Low 100s	U.S. Gulf of Mexico	Jan. 15	Plus two 1-year priced options, plus cost adjustments
Mad Dog	Deepwater Spar Drilling Rig	4500	BP	High 60s	U.S. Gulf of Mexico	Jan. 15	Plus one 1-year priced option, plus cost adjustments

(1) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Definitions and Disclaimers

Day Rate Definition. The day rates reflected in this Fleet Status Report are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, the Company occasionally negotiates special rates with customers as noted in the comments that reduce revenues recognized during the contract term. Significant zero rate estimates are reflected in the comments section.

Forward Looking Statement. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates; cost adjustments; utilization; estimated rig availability; contract duration, status, terms and other contract commitments; customers; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; and scheduled delivery dates for new rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including governmental regulatory, legislative and permitting requirements affecting drilling operations; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; downtime and other risks associated with offshore rig operations, relocations, severe weather or hurricanes; possible cancellation or suspension of drilling contracts as a result of mechanical difficulties, performance or other reasons; risks inherent to shipyard rig construction, repair, maintenance or enhancement; actual contract commencement dates; environmental or other liabilities, risks or losses; our ability to attract and retain skilled personnel on commercially reasonable terms; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; and the outcome of litigation, legal proceedings, investigations or other claims or contract disputes.  In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.enscoplc.com.  Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.